Exhibit 10.15

Execution Version

AMENDMENT NO. 1

TO

SECOND AMENDED AND RESTATED GUARANTY

This AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED GUARANTY (this “Amendment”), dated as of November 30, 2009, is entered into by and between First Wind Holdings, LLC, a Delaware limited liability company (“FWH”) and HSH Nordbank AG, New York Branch (“HSHN”).

RECITALS

WHEREAS, FWH entered into that certain Second Amended and Restated Guaranty in favor of HSHN, dated as of July 17, 2009 (the “Guaranty Agreement”);

WHEREAS, FWH and HSHN wish to amend the Guaranty Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

AGREEMENT

Section 1.                                                           Definitions. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings assigned to such terms in the Guaranty Agreement.

Section 2.                                                           Amendment to Guaranty Agreement. Effective on the date hereof, the Guaranty Agreement is hereby amended as follows:

(a)                                  A proviso shall be added to the definition of “Guaranteed Obligations” immediately after the words “with respect to the FWA Guaranteed Obligations” that shall read as follows:

“; provided, further, that notwithstanding any of the foregoing, if upon the occurrence of a Release Event, the Corresponding Term Loans for the Turbines that have been erected at the Stetson II Project (as defined in the FWA Promissory Note) have not been repaid in full, “Guaranteed Obligations” shall expressly include the FWA Guaranteed Obligations solely with respect to such Turbines until repayment in full of the Corresponding Term Loans for such Turbines.”

(b)                                 The following agreements shall be deleted from Schedule 2:

(i)                                     An Amended and Restated Guaranty and Pledge Agreement, duly executed by New York Wind III, LLC, in favor of the Collateral Agent, as amended by the Global Amendment and the Second Global Amendment;

(ii)                                 A Pledge Agreement, duly executed by New York Wind II, LLC, in favor of the Collateral Agent, as amended by the Second Global Amendment; and

(iii)                              A Security Agreement, duly executed by New York Wind III, LLC, in favor of the Collateral Agent, as amended by the Second Global Amendment.

Section 3.                                                           Legal Effect. This Amendment shall become effective as of the date hereof. The parties acknowledge that the agreements set forth in Section 2(b) above were terminated in accordance with the terms set forth in that certain Termination and Release Agreement, dated as of September 16, 2009, among FWA, New York Wind III, LLC and HSHN and that certain Termination and Release Agreement, dated as of September 16, 2009, among FWA, New York Wind II, LLC and HSHN, as applicable. This Amendment constitutes the entire agreement between the parties hereto with respect to the matters dealt with herein. All previous documents, undertakings and agreements, whether verbal, written or otherwise, between the parties hereto with respect to the subject matter of the Amendment, are hereby cancelled and superseded and shall not affect or modify any of the terms or obligations set forth in this Amendment.

Section 4.                                                             Miscellaneous.

(a)                                  Reference to and Effect on the Guaranty Agreement. Except as expressly set forth herein, the Guaranty Agreement as specifically amended by this Amendment shall remain unchanged and in full force and effect and hereby is ratified and confirmed. FWH acknowledges that this Amendment does not constitute any commitment to provide any additional loans or other extensions of credit, any future waiver or forbearance, or any additional extensions of time for the repayment of any debt. In consideration for the commitments contained in the Guaranty Agreement as amended by this Amendment, FWH agrees and covenants that it will not claim that any current or prior action or course of conduct by HSHN with respect to any Events of Default that have occurred or may hereafter occur, constitutes an agreement or obligation to continue such action or course of conduct in the future. FWH acknowledges that HSHN has not made any commitments, undertakings, waivers or amendments except as expressly set forth in this Amendment.

(b)                                 Governing Law, Etc. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without regard to conflict of laws provisions thereof other than Section 5-1401 of the New York General Obligations Law). FWH hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of any state or federal court sitting in the County of New York, State of New York over any suit, action or proceeding arising out of or relating to this Amendment. Service of process by HSHN in any such dispute shall be binding on FWH if sent to the FWH by registered or certified mail, at the address specified on the signature page of this Amendment. FWH agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction.

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EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO JURY TRIAL IN ANY ACTION RELATED TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

NO CLAIM SHALL BE MADE BY ANY PARTY HERETO OR ANY OF ITS AFFILIATES, DIRECTORS, EMPLOYEES, ATTORNEYS OR AGENTS AGAINST ANY OTHER PARTY HERETO OR ANY OF ITS AFFILIATES, DIRECTORS, EMPLOYEES, ATTORNEYS OR AGENTS FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (WHETHER OR NOT THE CLAIM THEREFOR IS BASED ON CONTRACT, TORT, DUTY IMPOSED BY LAW OR OTHERWISE), IN CONNECTION WITH, ARISING OUT OF OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT OR ANY ACT OR OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH; AND EACH PARTY HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY SUCH CLAIM FOR ANY SUCH SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

(c)                                  Counterparts and Facsimile or Electronic Mail Execution. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by facsimile or by electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or by electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

(d)                                 Address for Notices. The parties acknowledge and agree that the address for notices set forth on the signature pages to this Amendment shall be the addresses for all notices delivered in connection with this Amendment or the Guaranty Agreement and that the addresses set forth on the signature pages to the Guaranty Agreement shall no longer be effective for notices.

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered as of the day and year first above written.

FIRST WIND HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Michael U. Alvarez
Name: Michael U. Alvarez
Title: President and COO

Address for Notices:

First Wind Holdings, LLC c/o First Wind Energy, LLC 179 Lincoln Street, Suite 500 Boston, MA 02111 Attention: President Facsimile: (617) 960-2889

with a copy to:

First Wind Energy, LLC 179 Lincoln Street, Suite 500 Boston, MA 02111 Attention: General Counsel Facsimile: (617) 960-2889

Amendment No. 1 to FWH Guaranty Agreement

HSH NORDBANK AG, NEW YORK BRANCH,

By:	/s/ David Watson
Name: David Watson
Title: Vice President
HSH Nordbank AG, New York Branch

By:	/s/ Michael Pepe
Name: Michael Pepe
Title: Senior Vice President
HSH Nordbank AG, NY Branch

HSH NORDBANK AG, NEW YORK BRANCH
230 Park Avenue
32nd Floor
New York, New York 10169-0005
Attention:	Energy - Portfolio Management
Telephone:	(212) 407-6044 (David Watson)
Facsimile:	212-407-6807

with a copy to:

HSH NORDBANK AG, NEW YORK BRANCH
230 Park Avenue
32nd Floor
New York, New York 10169-0005
Attention:	General Counsel
Telephone:	(212) 407-6142
Facsimile:	(212) 407-6811

Amendment No. 1 to FWH Guaranty Agreement